UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024 (June 17, 2024)

ExcelFin Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40933	86-2933776
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Kingsley Park Drive

Fort Mill, South Carolina 29715

(Address of principal executive offices, including zip code)

(917) 209-8581

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	XFINU	The Nasdaq Stock Market
Class A common stock, par value $0.0001 per share	XFIN	The Nasdaq Stock Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	XFINW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

Business Combination Agreement Amendment

On June 26, 2023, ExcelFin Acquisition Corp. (“ExcelFin”), Betters Medical Investment Holdings Limited (“Betters”), Baird Medical Investment Holdings Limited (“PubCo”), Betters Medical Merger Sub, Inc. (“Merger Sub”), and Tycoon Choice Global Limited (“Tycoon”), entered into a Business Combination Agreement (the “Business Combination Agreement”). ExcelFin, together with Betters, PubCo, Merger Sub and Tycoon are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties.”

On June 17, 2024, the Parties entered into a Third Amendment to the Business Combination Agreement (the “Amendment”). The primary terms of which are to

•	Add Betters Medical Merger Sub 2, Inc., a Delaware corporation and a direct, wholly owned Subsidiary of PubCo (“Merger Sub 2”), and Betters Medical NewCo, LLC, a Delaware limited liability company and a direct, wholly owned Subsidiary of Betters (“NewCo”) as parties to the Business Combination Agreement;

•	Provide that prior to the Closing, Betters will contribute a percentage of its PubCo Ordinary Shares equal to the sum of the pro rata ownership in Betters on an as-converted basis of Cheer Aim Investment Limited (“Cheer Aim”), and National Hero International Limited (“National Hero” and together with Cheer Aim, the “Minority Holders”, and such contributed shares the “Transferred PubCo Ordinary Shares”) to NewCo (the “NewCo Share Contribution”), and immediately thereafter Cheer Aim and National Hero will exchange their Betters shares for NewCo interests with equivalent value to their Betters shares;

•	Provide that at closing Merger Sub 2 shall be merged with and into NewCo (the “Second Merger”), the separate corporate existence of Merger Sub 2 shall cease and NewCo, as the surviving company in the Second Merger, shall thereafter continue as a direct, wholly owned subsidiary of PubCo;

•	Pursuant to the Second Merger (i) each PubCo Ordinary Share that is held by NewCo immediately prior to the Effective Time shall automatically be cancelled and (ii) the NewCo interests owned by the Minority Holders shall be converted into a number of PubCo Ordinary Shares equal to the number of PubCo Ordinary Shares cancelled; and

•	Provide for the removal the $5,000,001 net tangible asset closing condition.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the form of Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed Transactions, PubCo has filed with the SEC a registration statement on Form F-4 (Registration No. 333-274114), which includes a proxy statement/prospectus and other relevant documents, which will be both the proxy statement to be distributed to ExcelFin’s stockholders in connection with ExcelFin’s solicitation of proxies for the vote by ExcelFin’s stockholders with respect to the proposed business combination and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities of PubCo to be issued in connection with the business combination. STOCKHOLDERS OF EXCELFIN ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTIONS THAT PUBCO AND EXCELFIN WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. Stockholders and investors may obtain free copies of the proxy statement/prospectus and other relevant materials and other documents filed by PubCo and ExcelFin at the SEC’s website at www.sec.gov. Copies of the proxy statement/prospectus and the filings incorporated by reference therein may also be obtained, without charge, on ExcelFin’s website at www.excelfinacquisitioncorp.com or by directing a request to: ExcelFin Acquisition Corp., 100 Kingsley Park Drive, Fort Mill, South Carolina 29715.

Participants in Solicitation

Each of PubCo, ExcelFin and Betters and their respective directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding ExcelFin’s directors and executive officers, PubCo, Betters and the other participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the PubCo registration statement described and other relevant materials filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ExcelFin, Betters, PubCo, or Tycoon, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTIONS OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward Looking Statements

This Current Report on Form 8-K (including certain of the exhibits hereto) includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or ExcelFin’s, Betters’ or PubCo’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “could”, “should”, “expect”, “intend”, “might”, “will”, “estimate”, “anticipate”, “believe”, “budget”, “forecast”, “intend”, “plan”, “potential”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by ExcelFin and its management, and Betters and its management, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. None of PubCo, ExcelFin, or Betters undertakes any duty to update these forward-looking statements.

Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the proposed Transactions, including the risks that (a) the proposed Transactions may not be consummated within the anticipated time period, or at all; (b) ExcelFin may fail to obtain stockholder approval of the proposed business combination; (c) the Parties may fail to secure required regulatory approvals under applicable laws; and (d) other conditions to the consummation of the proposed Transactions under the Business Combination Agreement may not be satisfied; (2) the effects that any termination of the Business Combination Agreement may have on ExcelFin or Betters or their respective business, including the risks that ExcelFin’s share price may decline significantly if the proposed Transactions are not completed; (3) the effects that the announcement or pendency of the proposed Transactions may have on Betters’ and its business, including the risks that as a result (a) ExcelFin’s business, operating results or stock price may suffer or (b) PubCo’s, ExcelFin’s or Betters’ current plans and operations may be disrupted; (4) the inability to recognize the anticipated benefits of the proposed Transactions; (5) unexpected costs resulting from the proposed Transactions; (6) changes in general economic conditions; (7) regulatory conditions and developments; (8) changes in applicable laws or regulations; (9) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the proposed Transactions and instituted against PubCo, ExcelFin, Betters and others; and (10) other risks and uncertainties indicated from time to time in the registration and proxy statement relating to the proposed Transactions, including those under “Risk Factors” therein, and in ExcelFin’s other filings with the SEC.

The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in ExcelFin’s most recent filings with the SEC and in the registration statement described above filed by PubCo in connection with the proposed Transactions. All subsequent written and oral forward-looking statements concerning ExcelFin, Betters, PubCo or Tycoon, the Transactions described herein or other matters attributable to ExcelFin, Betters, PubCo, Tycoon or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of ExcelFin, Betters, PubCo and Tycoon expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Third Amendment to Business Combination Agreement dated as of June 17, 2024, by and among (a) ExcelFin Acquisition Corp., Betters Medical Investment Holdings Limited, Baird Medical Investment Holdings Limited, Betters Medical Merger Sub, Inc., Betters Medical Merger Sub 2, Inc., Betters Medical NewCo, LLC and Tycoon Choice Global Limited

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ExcelFin Acquisition Corp.

Date: June 20, 2024	By:	/s/ Joe Ragan
	Name:	Joe Ragan
	Title:	Chief Executive Officer